Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(Dollars in Millions, except EPS)
(Unaudited)

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Net sales	2,975	3,178			6,153		2,551	2,818	2,574	2,650	5,369	10,594	13%	15%

Cost of sales 1/	937	977			1,913		893	1,004	885	915	1,897	3,697	(3%)	1%

Gross profit	2,038	2,201			4,240		1,658	1,814	1,689	1,735	3,472	6,897	21%	22%
Selling, general and administrative	1,213	1,358			2,572		1,086	1,224	1,158	1,250	2,310	4,718	11%	11%
Research and development 2/	707	696			1,403		481	539	536	631	1,020	2,188	29%	38%
Other income, net 3/	(48)	(16)			(62)		(34)	(19)	(37)	(46)	(52)	(135)	(16%)	19%
Special and acquisition related charges 4/	1	11			12		—	80	10	12	80	102	*	*
Equity income from cholesterol joint venture	(487)	(490)			(978)		(311)	(355)	(390)	(403)	(666)	(1,459)	38%	47%

Income before income taxes	652	642			1,293		436	345	412	291	780	1,483	86%	66%

Income tax expense 4/	87	103			190		86	86	103	87	172	362	20%	10%

Net income before cumulative effect of a change in accounting principle	565	539			1,103		350	259	309	204	608	1,121	108%	81%

Cumulative effect of a change in accounting principle, net of tax	—	—			—		(22)	—	—	—	(22)	(22)	*	*

Net income	565	539			1,103		372	259	309	204	630	1,143	108%	75%

Preferred stock dividends	22	22			43		22	22	22	22	43	86	*	*

Net income available to common shareholders	543	517			1,060		350	237	287	182	587	1,057	118%	80%

Diluted earnings per common share:
Earnings available to common shareholders before cumulative effect of a change in accounting principle 6/	0.36	0.34			0.70		0.22	0.16	0.19	0.12	0.38	0.69
Cumulative effect of a change in accounting principle, net of tax	—	—			—		0.02	—	—	—	0.02	0.02

Diluted earnings per common share 6/	0.36	0.34			0.70		0.24	0.16	0.19	0.12	0.40	0.71

Avg. shares outstanding- diluted	1,571	1,587			1,579		1,486	1,489	1,492	1,497	1,487	1,491
Actual shares outstanding	1,489	1,496			1,496		1,481	1,481	1,483	1,487	1,481	1,487

Ratios to net sales
Net sales	100.0%	100.0%			100.0%		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	31.5%	30.7%			31.1%		35.0%	35.6%	34.4%	34.5%	35.3%	34.9%
Gross margin	68.5%	69.3%			68.9%		65.0%	64.4%	65.6%	65.5%	64.7%	65.1%
Selling, general and administrative	40.8%	42.7%			41.8%		42.6%	43.4%	45.0%	47.2%	43.0%	44.5%
Research and development	23.8%	21.9%			22.8%		18.8%	19.1%	20.8%	23.8%	19.0%	20.6%
Income before income taxes	21.9%	20.2%			21.0%		17.1%	12.2%	16.0%	11.0%	15.0%	14.0%
Net income	19.0%	17.0%			17.9%		14.6%	9.2%	12.0%	7.7%	11.8%	10.8%

*	Not a meaningful percentage

Note: The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income from cholesterol joint venture” and are borne by the overall cost structure of Schering-Plough.

1/	Included in cost of sales for the three and six months ended June 30, 2006 is $58 million of inventory write-off’s and accelerated depreciation related to the manufacturing changes announced June 1, 2006. Cost of sales for the twelve months ended December 31, 2006 included $146 million of inventory write-offs, accelerated depreciation and other charges related to the manufacturing changes.

2/	Research and development for the three months ended June 30, 2007 includes $60 million related to an upfront payment made for licensing of a product. Research and development for the six months ended June 30, 2007 includes $156 million related to upfront payments made for licensing of products. Included in research and development for the twelve months ended December 31, 2006 is a $15 million payment for licensing of a product.

3/	Included in other income, net for the three and six months ended June 30, 2007 is $35 million and $31 million, respectively, related to a mark-to-market loss on a Euro denominated currency option related to the planned acquisition of Organon BioSciences.

4/	For the three and six months ended June 30, 2007, special and acquisition related charges comprised of integration planning activities related to Organon BioSciences in the amount of $11 million and $12 million, respectively.

Special and acquisition related charges of $102 million for the twelve months ended December 31, 2006 include severance and fixed asset write-offs related to the manufacturing changes.

5/	Tax expense for all periods presented primarily relates to foreign tax expense as the Company did not recognize the benefit of U.S. tax operating losses.

6/	Diluted earnings per common share for the three month period ended June 30, 2007 is calculated based on net income of $539 million and average diluted shares outstanding of 1,587. Diluted earnings per common share for the six month period ended June 30, 2007 is calculated based on net income of $1.103 billion and average diluted shares outstanding of 1,579. Diluted earnings per common share for the three month period ended March 31, 2007 is calculated based on net income of $565 million and average diluted shares outstanding of 1,571. The increase in average diluted shares outstanding for the three and six month period ended June 30, 2007 and three month period ended March 31, 2007 are due to the preferred shares being dilutive under accounting rules. The preferred shares were not dilutive in 2006.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Cholesterol Joint Venture:	1,150	1,248			2,397		778	958	1,010	1,082	1,736	3,829	30%	38%
U.S.	897	958			1,854		634	784	820	852	1,419	3,091	22%	31%
International	253	290			543		144	174	190	230	317	738	68%	71%

50% of Cholesterol Joint Venture:	575	624			1,199		389	479	505	541	868	1,915	30%	38%

Prescription Pharma:	2,398	2,520			4,918		2,032	2,230	2,087	2,211	4,263	8,561	13%	15%
U.S.	802	771			1,573		656	718	733	800	1,375	2,908	7%	14%
International	1,596	1,749			3,345		1,376	1,512	1,354	1,411	2,888	5,653	16%	16%

Consumer Health Care	345	394			739		311	349	259	205	659	1,123	13%	12%

Animal Health:	232	264			496		208	239	228	234	447	910	10%	11%
U.S.	58	58			116		57	62	72	50	118	240	(6%)	(2%)
International	174	206			380		151	177	156	184	329	670	16%	15%

Consolidated GAAP Net Sales:	2,975	3,178			6,153		2,551	2,818	2,574	2,650	5,369	10,594	13%	15%

U.S.	1,179	1,195			2,374		999	1,103	1,047	1,043	2,102	4,192	8%	13%
International	1,796	1,983			3,779		1,552	1,715	1,527	1,607	3,267	6,402	16%	16%

Adjusted Net Sales:	3,550	3,802			7,352		2,940	3,297	3,079	3,191	6,237	12,509	15%	18%

All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2007							2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Global Zetia: 1/	544	605			1,149		415	474	501	535	889	1,925	28%	29%

U.S.	408	424			832		315	363	389	405	679	1,472	17%	23%
International	136	181			317		100	111	112	130	210	453	63%	51%

Global Vytorin: 1/	616	683			1,299		371	491	517	554	862	1,933	39%	51%
U.S.	489	534			1,022		319	421	431	448	740	1,619	27%	38%
International	127	149			277		52	70	86	106	122	314	114%	127%

Global Cholesterol: 1/	1,160	1,288			2,448		786	965	1,018	1,089	1,751	3,858	34%	40%
U.S.	897	958			1,854		634	784	820	852	1,419	3,091	22%	31%
International	263	330			594		152	181	198	237	332	767	83%	79%

1/	Substantially all sales of cholesterol products are not included in Schering-Plough’s net sales. Global franchise sales include sales under the Merck/Schering-Plough partnership, plus any sales that are not part of the partnership, such as Schering-Plough sales of cholesterol products in Latin America and Japan. In Japan, Schering-Plough co-markets Zetia with Bayer HealthCare. Zetia was launched in Japan in June 2007. In the second quarter of 2007 and 2006, sales in non-joint venture territories of the cholesterol franchise totaled $40 million and $7 million, respectively. For the first six months of 2007 and 2006, sales in non-joint venture territories of the cholesterol franchise totaled $51 million and $14 million, respectively.
The results of the operation of the joint venture are reflected in equity income. As a result, Schering-Plough’s gross margin and ratios of selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of operating income based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. Above $300 million of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either partner’s share of the joint venture’s operating income is subject to a reduction if the partner fails to perform a specified minimum number of physician details in a particular country. The partners agree annually to the minimum number of physician details by country.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global Prescription Pharma			U.S.			International
	2007	2006		2007	2006		2007	2006
	2nd	2nd	2nd Qtr	2nd	2nd	2nd Qtr	2nd	2nd	2nd Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$2nd Qtr	$		$2nd Qtr	$		$2nd Qtr

Prescription Pharm:	2,520	2,230	13%	771	718	7%	1,749	1,512	16%
Remicade	394	307	28%	—	—	—	394	307	28%
Nasonex	295	242	22%	175	144	22%	120	98	22%
Clarinex / Aerius	250	226	11%	106	97	9%	144	129	12%
PegIntron	234	226	3%	46	57	(19%)	188	169	11%
Temodar	216	171	26%	79	72	10%	137	99	38%
Claritin Rx	102	104	(1%)	—	—	—	102	104	(1%)
Integrilin	78	82	(5%)	73	78	(6%)	5	4	8%
Avelox	75	58	30%	75	58	30%	—	—	—
Rebetol	74	86	(14%)	1	2	(56%)	73	84	(13%)
Caelyx	65	53	23%	—	—	—	65	53	23%
Proventil / Albuterol cfc	61	63	(4%)	61	63	(4%)	—	—	—
Intron A	55	64	(13%)	28	33	(15%)	27	31	(12%)
Subutex / Suboxone	52	53	(2%)	—	—	—	52	53	(2%)
Elocon	43	38	12%	—	1	N/M	43	37	16%
Asmanex	42	20	108%	39	18	119%	3	2	16%
Foradil	26	23	10%	25	22	10%	1	1	—
Noxafil	20	3	N/M	7	—	N/M	13	3	N/M

All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Global Prescription Pharm:	2,398	2,520			4,918		2,032	2,230	2,087	2,211	4,263	8,561	13%	15%

Remicade	373	394			767		278	307	317	337	585	1,240	28%	31%
Nasonex	284	295			579		229	242	221	253	471	944	22%	23%
Clarinex / Aerius	204	250			455		160	226	171	164	386	722	11%	18%
PegIntron	217	234			451		196	226	206	208	423	837	3%	7%
Temodar	196	216			412		163	171	179	189	334	703	26%	23%
Claritin Rx	112	102			214		101	104	74	78	205	356	(1%)	5%
Integrilin	84	78			163		80	82	82	85	162	329	(5%)	—
Avelox	115	75			191		80	58	63	103	138	304	30%	38%
Rebetol	71	74			146		78	86	72	75	164	311	(14%)	(11%)
Caelyx	62	65			127		51	53	52	49	104	206	23%	22%
Proventil / Albuterol Cfc	53	61			114		41	63	45	55	104	203	(4%)	10%
Intron A	60	55			115		60	64	57	57	124	237	(13%)	(7%)
Subutex / Suboxone	56	52			108		48	53	51	51	101	203	(2%)	7%
Elocon	36	43			79		34	38	36	33	72	141	12%	8%
Asmanex	43	42			85		20	20	28	36	40	103	108%	112%
Foradil	26	26			52		21	23	22	28	44	94	10%	17%
Noxafil	16	20			36		2	3	6	10	4	19	N/M	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Total U.S. Pharm:	802	771			1,573		656	718	733	800	1,375	2,908	7%	14%
Nasonex	177	175			352		144	144	153	171	288	611	22%	22%
Clarinex / Aerius	91	106			197		70	97	98	94	167	358	9%	18%
PegIntron	49	46			95		43	57	51	49	100	201	(19%)	(5%)
Temodar	74	79			154		67	72	72	74	140	286	10%	10%
Integrilin	80	73			153		76	78	78	81	154	312	(6%)	—
Avelox	115	75			191		80	58	63	103	138	304	30%	38%
Proventil / Albuterol Cfc	53	61			114		41	63	45	55	104	203	(4%)	10%
Intron A	31	28			59		30	33	28	29	63	120	(15%)	(5%)
Elocon	—	—			—		—	1	1	1	2	3	N/M	N/M
Asmanex	40	39			80		18	18	26	33	36	94	119%	123%
Foradil	25	25			50		20	22	22	27	42	91	10%	18%
Noxafil	6	7			13		—	—	2	3	—	4	N/M	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Total International Pharm:	1,596	1,749			3,345		1,376	1,512	1,354	1,411	2,888	5,653	16%	16%
Remicade	373	394			767		278	307	317	337	585	1,240	28%	31%
Nasonex	107	120			227		85	98	68	82	183	333	22%	24%
Clarinex / Aerius	113	144			258		90	129	73	70	219	364	12%	18%
PegIntron	168	188			356		153	169	155	159	323	636	11%	10%
Temodar	122	137			258		96	99	107	115	194	417	38%	33%
Claritin Rx	112	102			214		101	104	74	78	205	356	(1%)	5%
Integrilin	4	5			10		4	4	4	4	8	17	8%	11%
Rebetol	71	73			144		76	84	72	73	161	306	(13%)	(10%)
Caelyx	62	65			127		51	53	52	49	104	206	23%	22%
Intron A	29	27			56		30	31	29	28	61	117	(12%)	(8%)
Subutex / Suboxone	56	52			108		48	53	51	51	101	203	(2%)	7%
Elocon	36	43			79		34	37	35	32	70	138	16%	12%
Asmanex	3	3			5		2	2	2	3	4	9	16%	19%
Noxafil	10	13			23		2	3	4	7	4	15	N/M	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Consumer Health Care:	345	394			739		311	349	259	205	659	1,123	13%	12%

OTC:	177	182			359		153	149	138	118	302	558	22%	19%
OTC Claritin	127	137			264		111	111	95	72	222	390	23%	19%
Other OTC	50	45			95		42	38	43	46	80	168	20%	19%
Foot Care	78	102			180		83	96	92	73	179	343	7%	1%
Sun Care	90	110			200		75	104	29	14	178	222	6%	12%
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year
	$	$	$	$	$	$	$	$	$	$	$	$

Geographic net sales
U.S.	1,179	1,195			2,374		999	1,103	1,047	1,043	2,102	4,192
Europe and Canada	1,215	1,343			2,558		1,046	1,206	1,044	1,107	2,252	4,403
Latin America	311	327			638		260	248	233	249	508	990
Asia Pacific	270	313			583		246	261	250	251	507	1,009

Consolidated net sales	2,975	3,178			6,153		2,551	2,818	2,574	2,650	5,369	10,594

	2007						2006
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year
	$	$	$	$	$	$	$	$	$	$	$	$

Other income, net
Interest income	(82)	(86)			(167)		(68)	(69)	(77)	(83)	(137)	(297)
Interest expense	37	39			76		46	45	40	41	91	172

(Gain)/loss on fair value of foreign currency option	(3)	35			31		—	—	—	—		—
Foreign exchange (gains)/losses	—	(3)			(2)		—	5	—	(4)	6	2
Other (income)/expense	—	(1)			—		(12)	—	—	—	(12)	(12)

Total — Other income, net	(48)	(16)			(62)		(34)	(19)	(37)	(46)	(52)	(135)

All figures rounded. Totals may not add due to rounding.

Alex Kelly	908-298-7450

Robyn Brown	908-298-7417